Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14. Commitments and Contingencies
Leases
As of December 31, 2020, the Company leased office space in St. Louis, MO and Tempe, AZ. During fiscal 2020, the Company entered into a sublease agreement for the Tempe, AZ office space. The cash flows from the sublease were less than those the Company was required to make under the original lease agreement. As such, the Company recognized a loss on the sublease of $1.8 million, which was recorded in “Other expense (income), net.”
Future minimum lease payments due in each of the following fiscal years under the terms of the leases are as follows
(in thousands)
:

2021	$1,891
2022	1,749
2023	1,599
2024	1,250
2025	632
Thereafter	—

Total	$7,121

Future sublease income in each of the following fiscal years under the terms of the subleases are as follows
(in thousands)
:

2021	$588
2022	981
2023	1,000
2024	1,019
2025	516
Thereafter	—

Total	$4,104

Rent expense was $1.6 million, $2.5 million, and $2.2 million for the years ended December 31, 2020, 2019, and 2018, respectively.
The Company also maintains executive agreements with certain members of its executive management team which contain separation from service clauses that provide for severance upon termination by Company without cause, or certain other contractual terms.